UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7750 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2022, Marriott International, Inc. (“Marriott” or the “Company”) entered into the Sixth Amended and Restated Credit Agreement with Bank of America, N.A., as administrative agent and certain banks (the “Amended Agreement”). The Amended Agreement amends and restates Marriott’s $4.50 billion multicurrency revolving credit agreement, dated as of June 28, 2019 (filed as Exhibit 10 to the Company’s Form 8-K filed on July 1, 2019) (as amended by the First Amendment to Credit Agreement, dated as of April 13, 2020, the Second Amendment to Credit Agreement, dated as of January 26, 2021, and the Third Amendment to Credit Agreement, dated as of January 26, 2021, the “Prior Agreement”).

The Amended Agreement extends the maturity date of the Prior Agreement from June 28, 2024 to December 14, 2027.

The Amended Agreement provides for the replacement of LIBOR-based rates with a SOFR-based rate and other rates for “Alternate Currencies”, adjusts the maximum quarterly leverage ratio, adjusts the calculation of “EBITDA”, provides for the ability to amend the Amended Agreement to adjust interest rates and fees based on to-be-agreed upon ESG metrics, and adjusts certain other provisions to reflect current documentation standards and other agreed modifications.

Under the Amended Agreement, borrowings generally bear interest at SOFR plus a spread based on the Company’s public debt rating. Marriott also pays quarterly fees at a rate based on the Company’s public debt rating. The Amended Agreement includes customary events of default. Except as described above, the material terms of the Prior Agreement generally remain unchanged.

The foregoing description of the Amended Agreement is qualified in its entirety by reference to the Amended Agreement, a copy of which is attached as Exhibit 10 to this Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

10	U.S. $4,500,000,000 Sixth Amended and Restated Credit Agreement dated as of December 14, 2022 with Bank of America, N.A., as administrative agent and certain banks.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2022	MARRIOTT INTERNATIONAL, INC.

	By:	/s/ Felitia Lee
Felitia Lee
Controller and Chief Accounting Officer